VAN ECK GLOBAL
                                                       WORLDWIDE INSURANCE TRUST


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000


                                   DISCIPLINE


                                                      WORLDWIDE REAL ESTATE FUND




ALLOCATION




                                                      DIVERSITY


                          GLOBAL INVESTMENTS SINCE 1955

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Real Estate Fund achieved a total return of 18.71% in 2000, outperforming the Salomon Smith Barney World Property Index,* which gained 13.19% during the same period, and substantially outperforming the Standard & Poor's 500 Index,+ which lost 9.11%. The real estate sector posted its best performance in several years due primarily to strong fundamentals in the real estate business, resulting strong earnings growth, very attractive stock valuations and a shift in investor focus toward defensive holdings in a year of extreme market volatility.

REVIEW

U.S. real estate securities comprised most of the Fund's assets throughout 2000, accounting for 63.8% of total net assets at year end. This overweight position was the primary contributor to the Fund's outperformance of the Salomon Index. The U.S. economy remained quite healthy as it entered its tenth year of economic expansion, the longest in history. The real estate business continued to show strength, with very high rent and low vacancy rates throughout most real estate sectors and real estate companies reported strong earnings growth.

In the first quarter of the year, the bear market in technology began to take root and, with it, investor recognition of the strong fundamentals and relative value and stability of REITs (Real Estate Investment Trusts). At the same time, significant buyback programs, such as TrizecHahn's repurchase of 20% of its outstanding shares, added momentum to the market.

Despite broader market weakness, the U.S. economy remained exceptionally strong during the first half, with GDP growth at 5.6% in the second quarter. Several real estate markets, including Northern California and the Northwest, as well as the eastern corridor between Washington and Boston, experienced rent spikes. Leases in several of these central business districts (CBDs) were reported at close to the $100 per square foot level, a record high. Meanwhile, healthy takeover activity in the real estate industry continued.

REIT performance remained strong in the third quarter. However, as the U.S. economy began to slow, real estate began to show the first signs of weakening. Several retail REITs saw major tenant failures, with the bankruptcies of several theater chains. Still, REITs continued to generate strong earnings growth and remained relatively cheap on a net asset value basis and the office, industrial and apartment sectors remained robust.

The year ended on a positive note, with the large-capitalization, high-quality names turning in the best performance--large-cap growth names outperformed smaller-capitalization value stocks. The office sector, in which the Fund was overweight, was among the top performing real estate sectors for the year, which boosted Fund performance. Major contributors to Fund performance were: AvalonBay Communities (2.6% of total net assets at December 31), which exhibited one of the highest funds from operations (FFO) growth rates in the apartment sector; Boston Properties (3.2% of assets), whose properties are in the hottest regional markets; Equity Office Properties (6.9% of assets), which has a geographically diverse portfolio and limited development; Host Marriott (5.1% of assets), which benefited from the strong economy and a low valuation; and Equity Residential (5.6% of assets), which benefited from its exposure to the Northeast and West Coast.

The Fund added significant exposure to Hong Kong toward the end of the year (increasing it from 2% of assets at the beginning of 2000 to 13.6% by December
31). Residential property in Hong Kong is becoming increasingly attractive as its affordability increases, and the sector should also benefit from potentially lower interest rates in the United States. Exposure to Europe (5.5% of assets at year end) was limited on valuation and currency concerns.

THE OUTLOOK

Going forward, we believe real estate securities will continue to perform well, although we do not expect to have a repeat of the exceptional performance of 2000. Earnings growth will probably moderate and markets that have had surging rents will likely level

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

off. However, even with a slowing economy, many real estate companies have significant embedded growth in expiring leases that are below current market prices and supply remains limited as capital markets have imposed discipline on management. An additional positive is that the Federal Reserve lowered the federal funds target rate by 50 basis points (0.50%) on January 3, 2001, which should be the first in a series of monetary easings to support economic growth.

At this time, we favor the retail and hotel sectors. The retail sector looks attractive in terms of stock valuations, and should benefit from interest rate easings more than other sectors given its high debt levels. Hotels should benefit from the accommodative monetary policy and from a reduction in new supply growth. We also believe that Hong Kong and Europe will present significant opportunities in the coming year, and we may augment the Fund's positions in these markets.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OF DEREK S. VAN ECK]

/s/ DEREK S. VAN ECK
--------------------
DEREK S. VAN ECK
PORTFOLIO MANAGER

January 17, 2001



The Salomon Smith Barney World Property Index and the Standard & Poors 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices performance is not illustrative of the Funds performance. Indices are not securities in which investments can be made.

*The SSB World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each countrys total float (share total) of companies eligible for the index.

+The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poors, is a total return index with dividends reinvested.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Funds performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------


                                SECTOR WEIGHTINGS
                             AS OF DECEMBER 31, 2000

            [Table below represents pie chart in its printed piece]

Residential           14.8%
Retail                 9.2%
Specialty              2.6%
Hotels                 6.5%
Other                  3.6%
REITs                  0.9%
Cash/Equivalents       4.5%
Office/Industrial     30.9%
Diversified           27.0%



                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2000


            [Table below represents pie chart in its printed piece]

Hong Kong         13.6%
Canada             8.6%
United Kingdom     3.1%
Singapore          2.0%
France             1.2%
Australia          1.0%
Bermuda            1.0%
Other              1.2%
Cash/Equivalents   4.5%
United States     63.8%

                           WORLDWIDE REAL ESTATE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000*
--------------------------------------------------------------------------------

EQUITY OFFICE PROPERTIES TRUST
(U.S., 6.9%)
Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

EQUITY RESIDENTIAL PROPERTIES TRUST
(U.S., 5.6%)
Equity Residential Properties Trust, a self-administered and self-managed real estate investment trust, owns and operates multi-family properties containing apartment units. Its properties are located throughout the United States. The company also has property partnership interests and investments in subordinated mortgages (collateralized by properties).

HOST MARRIOTT CORP.
(U.S., 5.1%)
Host Marriott owns controlling interests in luxury full-service hotels such as Marriott, Ritz Carlton, Four Seasons, Hyatt and Swissotel brand names.

SUN HUNG KAI PROPERTIES LTD.
(HONG KONG, 4.9%)
Sun Hung Kai, through its subsidiaries, develops and invests in real estate. The company also operates hotels, and provides information technology, telecommunications, construction, engineering, financial, and air freight forwarding services.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 4.8%)
Cheung Kong, through its subsidiaries, develops and invests in real estate. The company also provides real estate agency and management services and invests in securities.

AMOY PROPERTIES LTD.
(HONG KONG, 3.8%)
Amoy Properties, through its subsidiaries, invests in, develops and manages real estate. The company also manages car parks and provides financial services.

CRESCENT REAL ESTATE EQUITIES CO.
(U.S., 3.4%)
Crescent Real Estate owns a diversified portfolio of real estate properties, including office complexes, retail centers, hotel properties, a health and fitness resort and single-family residential developments mainly in Texas and Colorado. Properties include Las Colina Plaza, Continental Plaza and MacArthur Center in Texas and The Citadel in Denver, Colorado.

BOSTON PROPERTIES, INC.
(U.S., 3.2%)
Boston Properties develops, redevelops, acquires, manages, operates and leases commercial office and industrial real estate properties. The company has a significant presence in the Boston, Washington, D.C. and midtown Manhattan real estate markets.

OXFORD PROPERTIES GROUP, INC.
(CANADA, 3.1%)
Oxford Properties owns and manages commercial real estate. The company provides property management, design and construction, leasing and financial management services. Oxford Properties manages office, retail and suburban properties in cities across Canada and the United States.

SPIEKER PROPERTIES, INC.
(U.S., 2.9%)
Spieker Properties is a REIT that owns and operates suburban commercial property in California and the Pacific Northwest. The company's principal objective is to acquire, develop, and manage office and industrial properties in selected western U.S. markets.

--------------------------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Real Estate Fund made at inception with a similar investment in the Salomon Smith Barney World Property Index.


                       VAN ECK WORLDWIDE REAL ESTATE FUND
                  vs. Salomon Smith Barney World Property Index


           [Figures below represents line chart in its printed piece]


                                Van Eck Worldwide   Salomon Smith Barney
                                Real Estate Fund    World Property Index
                                -----------------   ---------------------
                    Jun-97            10000                 10000
                    Jul-97            10930                 10206
                    Aug-97            10990                 9713
                    Sep-97            11980                 10180
                    Oct-97            11850                 8807
                    Nov-97            11770                 8741
                    Dec-97            11960                 8583
                    Jan-98            11880                 8265
                    Feb-98            12169                 8901
                    Mar-98            12458                 8834
                    Apr-98            12213                 8490
                    May-98            11869                 8010
                    Jun-98            11769                 7783
                    Jul-98            11024                 7260
                    Aug-98            9935                  6517
                    Sep-98            10069                 6892
                    Oct-98            10180                 7334
                    Nov-98            10535                 7529
                    Dec-98            10602                 7445
                    Jan-99            10491                 7237
                    Feb-99            10411                 7180
                    Mar-99            10445                 7380
                    Apr-99            11456                 8060
                    May-99            11819                 7993
                    Jun-99            11740                 8113
                    Jul-99            11240                 8039
                    Aug-99            11002                 7946
                    Sep-99            10797                 7628
                    Oct-99            10479                 7470
                    Nov-99            10196                 7557
                    Dec-99            10389                 7776
                    Jan-00            10184                 7555
                    Feb-00            9975                  7255
                    Mar-00            10486                 7637
                    Apr-00            10939                 7687
                    May-00            10718                 7499
                    Jun-00            11148                 7983
                    Jul-00            11880                 8336
                    Aug-00            11636                 8433
                    Sep-00            11868                 8497
                    Oct-00            11287                 8092
                    Nov-00            11566                 8202
                    Dec-00            12333                 8802


--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/00           1 Year    Since Inception*
--------------------------------------------------------------------------------
 Van Eck Worldwide Real Estate Fund             18.71%         6.12%
--------------------------------------------------------------------------------
 Salomon Smith Barney World Property Index      13.19%         (3.58)%
--------------------------------------------------------------------------------

*INCEPTION DATE FOR THE WORLDWIDE REAL ESTATE FUND WAS 6/23/97; index returns are calculated as of nearest month end (6/30/97).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Salomon Smith Barney World Property Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000
--------------------------------------------------------------------------------
         No. of                                   Value
Country  Shares        Securities (a)            (Note 1)
--------------------------------------------------------------------------------
Australia: 1.0%
         8,000 Westfield Holdings Ltd.           $ 59,969
                                               ----------
Bermuda: 1.0%
         3,200 Knightsbridge Tankers Ltd.          70,200
                                               ----------
Canada: 8.6%
         7,500 Brookfield Properties Corp.        132,004
        18,000 Oxford Properties Group, Inc.+     216,007
        25,000 Timberwest Forest Corp.            180,839
         4,000 TrizecHahn Corp.                    60,500
                                               ----------
                                                  589,350
                                               ----------
France: 1.2%
            75 Societe Fonciere Lyonnaise
               Warrants (expiring 7/30/02)+            14
           500 Unibail S.A.                        79,733
           500 Unibail S.A.Warrants
                  (expiring 5/11/04)+               4,454
                                               ----------
                                                   84,201
                                               ----------
Hong Kong: 13.6%
       237,000 Amoy Properties Ltd.               264,356
        26,000 Cheung Kong (Holdings) Ltd.        332,513
        33,700 Sun Hung Kai Properties Ltd.       335,933
                                               ----------
                                                  932,802
                                               ----------
Singapore: 2.0%
        80,000 Capitaland Ltd.+                   138,408
         2,400 Singapore Land Ltd. Warrants
                 (expiring 3/23/05)+                2,284
                                               ----------
                                                  140,692
                                               ----------
Spain: 0.6%
         3,150 Inmobiliaria Colonial, S.A.         42,329
                                               ----------
Sweden: 0.6%
         4,000 Castellum AB                        44,053
                                               ----------
United Kingdom: 3.1%
        14,500 British Land Co. PLC               102,864
         9,000 Land Securities PLC                113,245
                                               ----------
                                                  216,109
                                               ----------
United States: 63.8%
         3,000 AMB Property Corp.                  77,438
         2,000 Apartment Investment &
                 Management Co.                    99,875
         5,000 Archstone Communities Trust        128,750

-------------------------------------------------------------------------------

United States (CONTINUED)
         3,500 AvalonBay Communities, Inc.     $  175,437
         5,100 Boston Properties, Inc.            221,850
         8,350 Brandywine Realty Trust            172,741
         2,000 Camden Property Trust               67,000
        10,400 Crescent Real Estate Equities Co.  231,400
         5,000 Developers Diversified Realty Corp. 66,562
         3,500 Duke-Weeks Realty Co.               86,187
        14,500 Equity Office Properties Trust     473,062
         7,000 Equity Residential Properties
                 Trust                            387,188
         4,000 Federal Realty Investment Trust     76,000
         3,000 Gables Residential Trust            84,000
         3,200 General Growth Properties, Inc.    115,800
        27,000 Host Marriott Corp.                349,312
         4,000 Kilroy Realty Corp.                114,250
         3,500 Liberty Property Trust              99,969
         2,000 Macerich Co. (The)                  38,375
         2,000 Post Properties, Inc.               75,125
         2,000 Prentiss Properties Trust           53,875
         3,500 Public Storage, Inc.                85,094
         5,200 Reckson Associates Realty Corp.    130,325
         2,500 Shurgard Storage Centers,
                 Inc.(Class A)                     61,094
         7,000 Simon Property Group, Inc.         168,000
         4,500 SL Green Realty Corp.              126,000
         4,000 Spieker Properties, Inc.           200,500
         2,700 Starwood Hotels & Resorts
                 Worldwide, Inc.                   95,175
         7,000 Trammell Crow Co.+                  94,500
         3,250 Vornado Realty Trust               124,516
         7,500 Westfield America, Inc.            108,284
                                               ----------
                                                4,387,684
                                               ----------
Total Stocks and Other Investments: 95.5%
(Cost: $5,932,136)                              6,567,389
                                               ----------

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

-------------------------------------------------------------------------------

SHORT-TERM
OBLIGATION:                     DATE OF            VALUE
18.5%                          MATURITY  COUPON  (NOTE 1)
-------------------------------------------------------------------------------
Repurchase Agreement
(Note 9):
Purchased on 12/29/00;
maturity value $1,269,203
(with State Street Bank & Trust
Co., collateralized by
$1,265,000 Federal National
Mortgage Association--6.23%
due 8/20/01 with a
value of $1,295,093)
(Cost:$1,269,000)            1/02/01    5.75%  $1,269,000
                                               ----------
TOTAL INVESTMENTS: 114.0%
(COST: $7,201,136)                              7,836,389
OTHER ASSETS LESS
  LIABILITIES: (14.0)%                           (961,617)
                                               ----------
NET ASSETS: 100%                               $6,874,772
                                               ==========


SUMMARY OF           % OF    SUMMARY OF            % OF
INVESTMENTS           NET    INVESTMENTS            NET
BY INDUSTRY         ASSETS   BY INDUSTRY          ASSETS
-----------        --------  -----------         --------
Diversified           27.0%  Retail                  9.2%
Forest Products        2.6%  Specialty               2.6%
Hotels                 6.5%  Short-Term
Office/ Industrial    30.9%    Obligation           18.5%
Residential           14.8%  Transportation          1.0%
REITs                  0.9%  Other assets less
                               liabilities         (14.0)%
                                                  -----
                                                   100.0%
                                                  =====

--------------
 (a)Unless otherwise indicated, securities owned are shares of common stock.

 + Non-income producing.

                        See Notes to Financial Statements

                 WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
ASSETS:
Investments, at value ((including repurchase agreement
  of $1,269,000) (cost $7,201,136)) (Note 1) .......................  $7,836,389
Cash ...............................................................         212
Receivables:
  Securities sold ....................................................    50,986
  Dividend and interest ..............................................    32,798
  Capital shares sold ................................................     6,843
Deferred organization costs (Note 1) .................................     2,333
                                                                      ----------
     Total assets .................................................... 7,929,561
                                                                      ----------
LIABILITIES:
Payables:
  Securities purchased ...............................................   937,643
  Due to adviser .....................................................     5,817
  Capital shares redeemed ............................................    78,119
  Unrealized depreciation on forward currency contracts (Note 6) .....       113
  Accounts payable ...................................................    33,097
                                                                      ----------
     Total liabilities ............................................... 1,054,789
                                                                      ----------
Net assets .........................................................  $6,874,772
                                                                      ==========
Shares outstanding .................................................     647,231
                                                                      ==========
Net asset value, redemption and offering price per share ...........      $10.62
                                                                      ==========
Net assets consist of:
  Aggregate paid in capital ..........................................$6,667,577
  Unrealized appreciation of investments, forward foreign currency contracts and foreign currency transactions.......................  634,085
  Undistributed net investment income ................................  179,896
  Accumulated realized loss .......................................... (606,786)
                                                                      ----------
                                                                     $6,874,772
                                                                      ==========
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $3,755) .................. $237,916
Interest .............................................................   52,864
                                                                      ---------
     Total income ....................................................  290,780

EXPENSES:
Management (Note 2) ....................................  $51,139
Professional ...........................................   30,661
Reports to shareholders ................................   14,871
Custodian ..............................................   13,953
Trustees' fees and expenses ............................    1,528
Amortization of deferred organization costs (Note 1) ...    1,435
Interest (Note 7) ......................................    1,353
Other ..................................................    1,109
                                                         --------
     Total expenses ....................................  116,049
Expenses assumed by the adviser and
  reduced by a brokerage arrangement (Note 2) ..........  (40,569)
                                                         ---------
     Net expenses ......................................                 75,480
                                                                      ---------
Net investment income ..................................                215,300
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from security transactions................               (491,129)
Realized loss from foreign currency transactions........                   (306)
Change in unrealized depreciation of forward foreign
  currency contracts and foreign currency transactions..                 (1,029)
Change in unrealized appreciation of investments .......                844,477
                                                                      ---------
Net realized and unrealized gain on investments,
  forward foreign currency contracts and foreign
  currency transactions ................................                352,013
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...               $567,313
                                                                      =========

                       See Notes to Financial Statements

                 WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2000          1999
                                                                      ----------    -----------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income ..............................................$  215,300    $   77,780
  Realized gain (loss) from security transactions ....................  (491,129)       37,903
  Realized loss from foreign currency transactions ...................      (306)       (2,014)
  Change in unrealized appreciation (depreciation)
   of forward foreign currency contracts and foreign
    currency transactions ............................................    (1,029)          895
  Change in unrealized appreciation (depreciation) of investments ....   844,477      (204,530)
                                                                      ----------    ----------
     Net increase (decrease) in net assets resulting
       from operations ...............................................   567,313       (89,966)
                                                                      ----------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...........................................   (73,323)      (38,540)
                                                                      ----------    ----------
CAPITAL SHARE TRANSACTIONS*:
Proceeds from sales of shares ....................................... 18,721,643     2,176,857
Reinvestment of dividends and distributions .........................     73,323        38,540
Cost of shares reacquired ...........................................(15,580,671)     (826,782)
                                                                      ----------    ----------
     Net increase in net assets resulting from capital
     share transactions .............................................  3,214,295     1,388,615
                                                                      ----------    ----------
     Total increase in net assets ...................................  3,708,285     1,260,109
NET ASSETS:
Beginning of year ...................................................  3,166,487     1,906,378
                                                                      ------------   -----------
End of year (including undistributed net
  investment income of $179,896 and $56,667, respectively) ..........$ 6,874,772   $ 3,166,487
                                                                      ==========    ==========
*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED
  (UNLIMITED NUMBER OF $.001 PAR VALUE SHARES
  AUTHORIZED)
  Shares sold .......................................................  1,880,260       228,278
  Reinvestment of dividends and distributions .......................      8,360         4,171
  Shares reacquired ................................................. (1,587,369)      (86,231)
                                                                      ----------    ----------
  Net increase ......................................................    301,251       146,218
                                                                      ==========    ==========

                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                               FOR THE PERIOD
                                                                                                   JUNE 23,
                                                         YEAR ENDED   YEAR ENDED    YEAR ENDED    1997(a) TO
                                                         DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                            2000         1999          1998          1997
                                                        -----------   ----------   ------------ ------------

Net Asset Value, Beginning of Period ....................  $ 9.15        $ 9.54      $ 11.96      $ 10.00
                                                           -------       ------      -------      -------
Income From Investment Operations:
   Net Investment Income ................................    0.34          0.25         0.22         0.18
   Net Realized and Unrealized Gain (Loss) on Investments
      and Foreign Currency Transactions .................    1.33         (0.44)       (1.45)        1.78
                                                           -------       ------      -------      -------
Total From Investment Operations ........................    1.67         (0.19)       (1.23)        1.96
                                                           -------       ------      -------      -------
Less Dividends and Distributions:
   Dividends from Net Investment Income .................   (0.20)        (0.20)       (0.19)          --
   Distributions from Realized Capital Gains ............      --            --        (1.00)          --
                                                           -------       ------      -------      -------
Total Dividends and Distributions .......................   (0.20)        (0.20)       (1.19)          --
                                                           -------       ------      -------      -------
Net Asset Value, End of Period ..........................  $10.62        $ 9.15      $  9.54       $11.96
                                                           =======       ======      =======       ======
Total Return (b) ........................................   18.71%        (2.01)      (11.35)       19.60%
=========================================================================================================
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .........................  $ 6,875       $3,166      $ 1,906       $   844
Ratio of Gross Expenses to Average Net Assets ...........     2.27%        3.23%        5.32%         4.92%(c)
Ratio of Net Expenses to Average Net Assets .............     1.45%(d)     1.44%        0.89%         0.00%
Ratio of Net Investment Income to Average Net Assets
  (e)....................................................     4.21%        3.33%        3.33%         3.62%(c)
Portfolio Turnover Rate .................................      233%         172%         107%          123%

---------------------
 (a) Commencement of operations.
 (b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
 (c) Annualized.
 (d) Excluding interest expense.
 (e) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets for the year ended December 31, 2000 and December 31, 1999 was 0.79% and 1.79%, respectively.



                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period not to exceed five years.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.50% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2000. For the year ended December 31, 2000 the Adviser assumed expenses in the amount of $40,436. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions. For the year ended December 31, 2000, the Adviser agreed to assume such costs.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2000, the portion of the Fund's expenses reduced by this directed brokerage agreement amounted to $133.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $12,708,685 and $9,502,702, respectively, for the year ended December 31, 2000. For federal income tax purposes, the identified cost of investments owned at December 31, 2000 was $7,312,148. As of December 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $635,253 of which $652,784 related to appreciated securities and $17,531 related to depreciated securities.

As of December 31, 2000, the Fund had a capital loss carryforward of $504,899 available, $27,341 expiring December 31, 2006 and $477,558 expiring December 31, 2008.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain
(loss) from foreign currency transactions. At December 31, 2000, the Fund had the following outstanding forward foreign currency contracts:

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                      VALUE AT
                     SETTLEMENT     CURRENT    UNREALIZED
CONTRACTS               DATE         VALUE    DEPRECIATION
---------            ----------     -------   ------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
GBP   24,536
      Expiring 1/04/01 $36,730      $36,645    $ (85)
HKD   2,325,089
      Expiring 1/02/01 298,127      298,099      (28)
FORWARD FOREIGN CURRENCY SALE CONTRACTS:
PHP   440,358
      Expiring 1/02/01   8,807        8,807       --
                                               -----
                                               $(113)
                                               =====

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2000, the net value of the asset and corresponding liability of the Fund's portion of the plan is $1,332.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Series") in a $15 million committed credit facility ("Facility'") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Fund borrowed an average daily amount of $25,151 at a weighted average interest rate of 6.89% under the Facility. At December 31, 2000, there were no outstanding borrowings under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 10--SUBSEQUENT EVENT--An income dividend of $0.30 a share, was paid on January 30, 2001 to shareholders of record date January 29, 2001 with a reinvestment date of January 31, 2001.

Report of Ernst &Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two periods in the period ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernest & Young LLP

New York, New York
January 26, 2001

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Investment Adviser:  Van Eck Associates Corporation
      Distributor:   Van Eck Securities Corporation
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This report must be accompanied or preceded by a prospectus, which includes more
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international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.